EXHIBIT 99.1
JOINT FILER INFORMATION

Other Reporting Person(s)

1.           HARBORVIEW MASTER FUND, L.P.

Item	Information
Name:	HARBORVIEW MASTER FUND, L.P.
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	June 30, 2012, July 17, 2012 and August 14, 2012
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: Harborview Advisors, LLC Its: General Partner By: /s/ David Stefansky Name: David Stefansky Title: Managing Member Date: August 16, 2012

2.           HARBORVIEW VALUE MASTER FUND, L.P.

Item	Information
Name:	HARBORVIEW VALUE MASTER FUND, L.P.
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	June 30, 2012, July 17, 2012 and August 14, 2012
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: Harborview Advisors, LLC Its: General Partner By: /s/ David Stefansky Name: David Stefansky Title: Managing Member Date: August 16, 2012

3.           HARBORVIEW CAPITAL MANAGEMENT, LLC

Item	Information
Name:	HARBORVIEW CAPITAL MANAGEMENT, LLC
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Dates of Events Requiring Statement (Month/Day/Year):	June 30, 2012, July 17, 2012 and August 14, 2012
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ David Stefansky Name: David Stefansky Title: Managing Member Date: August 16, 2012

4.           RICHARD ROSENBLUM

Item	Information
Name:	RICHARD ROSENBLUM
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	June 30, 2012, July 17, 2012 and August 14, 2012
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	Director, Officer and 10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ Richard Rosenblum Name: Richard Rosenblum Date: August 16, 2012

5.           DAVID STEFANSKY

Item	Information
Name:	DAVID STEFANSKY
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	June 30, 2012, July 17, 2012 and August 14, 2012
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	Director, Officer and 10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By: /s/ David Stefansky Name: David Stefansky Date: August 16, 2012